Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Daniel G. Cohen, Chief Executive Officer and President of FinTech Acquisition Corp. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, that:

1.	the Quarterly Report on Form 10-Q of the Company for the quarterly period ended April 30, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2015
	By:	Daniel G. Cohen
Daniel G. Cohen
Chief Executive Officer and President
(Principal Executive Officer)